Exhibit 10.57

Financial Lease Sale Contract Nr.__

01. LESSOR
BB LEASING S.A – Arrendamento Mercantil – with headquarters in the Capital Federal (Federal Capital), Setor Bancário Sul – SBS, Quadra 1, Bloco G, Lote
nr. 32, 6º andar, CEP: 70.073-901, enrolled at the CNPJ under nr. __.

02. LESSEE
Company’s name: CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ:
State enrolment:
Current account:
Prefix/ Branch Name: 3221- 2 / EMPRES. AV. PAULISTA – SP
Address: ALAMEDA MADEIRA 258 SL 107
City: /State: BARUERI /SP
CEP: 06.454-010

03. CONDITIONS OF THE LEASE
Budgeted Amount: R$ 607.351,80
Cost of the leasing:
- Annual Effective Charge: 17.737%
- Monthly Effective Charge: 1.37%
Mode of correction: Pre-fixed

04. INSTALMENTS
Quantity: THIRTY-SIX (36)
Periodicity: monthly

05. GUARANTEED RESIDUAL AMOUNT (VRG)
VRG of 43.00%, over the Amount of the Contract (referred to in TRA), being
43% Diluted.

FIRST- PREAMBLE – BB LEASING S.A. – Arrendamento Mercantil, qualified in the ITEM “ LESSOR”, by its undersigned legal representative, duly identified, hereinafter referred to a BB LEASING and, on the other side, as the LESSEE, the person qualified in the ITEM “LESSEE”, by its legal representative(s), hereunder signed and identified, hereinafter referred to, have duly agreed with this present Contract, which jointly with the Receipt and Acceptance Term, hereinafter referred to as TRA, irrevocably and irretractably compose a unique and undividable document as per the Clauses and conditions are hereunder set.

SECOND- OBJECT – BB LEASING shall provide the LESSEE and this latter shall receive, in the lease mode, the good(s), hereinafter referred to as GOOD(s), as described and characterized in the TRA.

THIRD- TERM – The lease term shall be counted from the date when the LESSEE delivers the duly filled out and signed TRA.

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

FOURTH- PURCHASE, RECEIPT ADN ACCEPTANCE OF THE GOOD(S) – The Good(s) shall be acquired by BB LEASING, as per the technical characteristics and specifications as set by the LESSEE and delivered by the suppliers within the maximum time period of up to thirty (30) days.

FIRST PARAGRAPH – The GOOD(S), object of this present covenant shall be, after the acquisition, solely owned and of domain by BB LEASING, and the LESSEE shall not have any other right on it (them), other than the right for use, as per the terms contained in this contract.

SECOND PARAGRAPH – BB LEASING shall not be liable for omissions and/or errors as verified in the technical characteristics and specifications of the GOOD(s), as set by the LESSEE.

THIRD PARAGRAPH – THE RISKS OR COSTS HEREUNDER SHALL BE SOLELY LIABLE TO THE LESSEE: A) EXPENSES AND CHARGES RELATIVE TO THE REMITTANCE, TRANSPORT, TRANSPORT INSURANCE, RECEIPT, INSTALLATION, OPERATION, REMOVAL OR ATTAINMENT OF A PERMIT FOR THE OPERATION OF THE GOOD(S); B) ORIGINATED FFOM DEFECTS THAT THE GOOD(S) MAY PRESENT AND/OR THE NON-COMPLIANCE WITH THE TECHNICAL SPECIFICATIONS AS PREVIOUSLY SET BY THE MANUFACTURER(S), AND FOR SUCH, AS FROM NOW, THE LESSEE SHALL TAKE ALL MEASURES, INCLUDING IN THE LEGAL SCOPE, AIMING AT THE REMEDIATION OR REPLACEMENT OF THE GOOD(S), AND IN THIS CASE, THE FORMALIZATION OF AN AMENDMENT TO THIS CONTRACT SHALL BE OBLIGATORY; C) WHICH MAY RESULT IN LACK OF GOOD STANDING OF THE SUPPLIER(S).

FOURTH PARAGRAPH – THE LESSEE shall deliver the TRA to BB LEASING, which shall become an integral part of this contract, in which it shall declare that the GOOD(S) is(are) in compliance with the specifications, said declaration being equivalent to the full acceptance of the GOOD(S).

FIFTH PARAGRAPH- IF BY THE TIME THE GOOD(S) IS(ARE) RECEIVED AND THE LESSEE DOES NOT SIGN THE TRA, WITHIN THE MAXIMUM PERIOD OF TWO (2) DAYS, TO COUNT FROM THE ISSUANCE OF THE INVOICE OR RECEIPT, WHICH ARE REPRESENTATIVE OF THE ACQUISITION OF THE GOOD(S) OBJECT OF THE PRESENT LEASING, THE LESSEE, REGARDLESS OF THE JUDICIAL OR EXTRAJUDICIAL NOTIFICATION, SHALL PAY THE PENALTY OF TEN PERCENT (10%) OVER THE AMOUNT OF THE CONTRACT, AS SET IN THE ITEM “ CONDITIONS FOR THE LEASE”.

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

SIXTH PARAGRAPH – Once five (5) days are elapsed, to count from the invoice or receipt, which represents the acquisition of the GOOD(s) object of the present leasing, and if the LESSEE does not deliver the TRA, then BB LEASING may, regardless of judicial or extrajudicial notification, regard this contract as terminated and, in this case, the termination clause may be applied, with no damages to the agreement penalty as set in the FIFTH PARAGRAPH, of this CLAUSE.

FIFTH – GRACE PERIOD – THE GRACE PERIOD IS THE ONE AS SET IN THE TRA AND SHALL BE COUNTED AS FROM THE DATE OF THE SIGNING OF THE TRA UNTIL THE BASE DATE OF THE MONTH THAT IS PRIOR TO THE FIRST INSTALMENT FOR THE PAYMENT OF THE LEASE. IN THE GRACE PERIOD, THE SAME FINANCIAL CHARGES AS DESCRIBED IN THE ITEM “LEASE CONDITIONS” SHALL BE CHARGED, TO BE LEVIED ON THE DEBT BALANCE OF THE LEASE SALE, MONTHLY CALCULATED AND DEBITED AT EVERY BASE DATE, BY USING THE METHODOLOGY AS DESCRIBED IN THE FIRST PARAGRAPH OF TIHS CLAUSE. THE REFERRED FINANCIAL CHARGES SHALL BE INCORPORATED TO THE DEBT BALANCE OF THE CONTRACT IN ORDER TO BE DEMANDED ON THE SAME DATES OF THE PAYMENTS OF THE INSTALMENTS.

FIRST PARAGRAPH- THE AFOREMENTIONED FINANCIAL CHARGES SHALL CONSTITUTE THE AMOUNT OF THE GRACE PERIOD, AS PER THE FOLLOWING METHODOLOGY: METHODOLOGY: VC = DK X [ ( 1 + I /100) RAISED TO ( DC /30) – 1], WHERE VC IS THE AMOUNT OF THE FINANCIAL CHARGES IN THE GRACE PERIOD, OWED BY THE LESSEE TO THE BB LEASING; DK IS THE BASE FOR THE CALCULATION OF THE FINANCIAL CHARGES CORRESPONDING TO THE AMOUNT OF THE DISBURSEMENT MADE BY BB LEASING AT THE START OF THE LEASE PERIOD; I CORRESPONDS TO THE MONTHLY FINANCIAL CHARGE RATE IN THE PERCENTAGE FORM; AND DC CORRRESPONDS TO THE NUMBER OF RUNNING DAYS OF THE PERIOD UNDER UPDATING, TO COUNT FROM THE SIGNING OF THE TRA UNTIL THE BASE DATE IN THE MONTH PRIOR TO THE FIRST INSTALMENT OF THE LEASE PAYMENT.

SECOND PARAGRAPH – DATE BASE IS, FOR THE PURPOSE OF THE PROVISIONS OF THIS CLAUSE, THE DAY THAT CORRESPONDS IN EACH MONTH TO THE DATE OF THE FINAL MATURITY OF THE TRANSACTION.

SIXTH – AMOUNT OF THE CONTRACT – The amount priced corresponds to the budgeted price of the GOOD(s), added by the estimated amount of the expenses, taxes, insurance, which are deemed as necessary for the installation and start-up of the GOOD(s).

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

FIRST PARAGRAPH – The amount of the contract corresponds to the amount made up from the purchase price of the GOOD(s), and added, as is the case, by the expenses made by BB LEASING for transport purposes, transport insurance, pluriannual insurance, taxes and expenses which shall be deemed as necessary for the installation and operation of the GOOD(s) and of the grace period. THE AMOUNT OF THE CONTRACT is obtained after the acquisition of all GOODS, for this reason it is only referred to in the TRA.

SECOND PARAGRAPH – The original total amount corresponds to the amount that is equivalent to the multiplication of the quantity of the agreed installments, by the base amount of the installment that is specified in the TRA.

SEVENTH – DUE DATE – The present Contract shall be due within thirty-six (36) months to count from the due date of the 1st installment, as per the date to be defined in the issuance of the TRA. And the LESSEE shall pay until the end of this time period, all the liabilities originated from it, which are: INSTALMENTS, VRG, ANNAL TAXES (BUT NOT LIMITED TO IPVA, IPTU, ITR), IN ADDITION TO OTHER TAXES, LICENSES AND OBLIGATORY INSURANCE, APPLICABLE AS PER THE NATURE OF THE GOOD(s) (VEHICLES, URBAN OR RURAL REAL STATE), commission, monetary readjustment, interest, other ancillary ones and, any expenses, regardless of any notification or judicial or extrajudicial proceedings.

EIGHTH – PAYMENT MODE – INSTALMENT – The LESSEE shall pay the installments to BB LEASING, in monthly periods, in the amount and form as set in the TRA.

FIRST PARAGRAPH - THE LESSEE SHALL PAY BB LEASING AS MANY INSTALMENTS AS THE ONES REFERRED TO IN ITEM “INSTALMENTS”, THE FORM OF CORRECTION AS AGREED IN THE ITEM “LEASE CONDITIONS” BEING COMPLIED. FOR SUCH, THE LESSEE, IRREVOCBLY AND IRRETRACTABLY AUTHORIZES BB LEASING, TO PROCEED WITH THE PERTINENT AND NECESSARY DEBIT ACCOUNTING ENTRIES FROM ITS CURRENT ACCOUNT OF DEPOSITS NR. 000.005.236-1, AT BANCO DO BRASIL S.A., BRANCH EMPRES. AV. PAULISTA- SP, PREFIX 32221-2, AS WELL AS AUTHORIZING THE DEBIT OF THE AMOUNTS OF THE CORRESPONDING ANNUAL TAXES, BUT NOT LIMITED TO IPVA, ITR, IN ADDITION TO OTHER TAXES, LICENSES AND OBLIGATORY INSURANCE, APPLICABLE AS PER THE NATURE OF THE GOOD(S) ( VEHICLES, URBAN OR RURAL REAL ESTATE). THE LESSEE SHALL KEEP SUFFICIENT FINANCIAL FUNDS FOR THE COLLECTION OF SAID ENTRIES, REGARDLESS OF NOTICE OR NOTIFICATION.

SECOND PARAGRAPH – The payments of the installments and of any other amounts due by the LESSEE as per this contract are not subordinated to any condition,

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

being independent from any circumstances, including the one(s) that the GOOD(S), object of this lease, may become useless, inappropriate or idle.

THIRD PARAGRAPH – The due date of the instilments shall be the one chosen by the LESSEE. The difference of days between the date of the Term of Receipt and the Acceptance – TRA and the date chosen for the referred due date is taken into consideration in the installments set in the TRA.

FOURTH PARAGRAPH – THE LESSEE SHALL, IRREVOCABLY AND IRRETRACTABLY, PAY THE TAXES AS REFERRED TO IN FIRST PARAGRAPH OF THIS CLAUSE, WHICH, IF NOT PAID, SHALL GIVE THE RIGHT TO BB LEASING TO DECLARE ALL THE OBLIGATIONS, AS CONTAINED IN THE PRESENT CONTRACT OF LEASE, DUE IN ADVANCE, BY ADOPTING PLAUSIBLE JUDICIAL AND EXTRAJUDICIAL MEASURES.

FIFTH PARAGRAPH – It shall be irrevocably and expressly set that the lack of the performance by BB LEASING of any of the rights conferred to it due to the present Contract or agreement relative to delays in the fulfillment or default of the LESSEE’s obligation, shall not affect those rights or abilities- which may be performed at any time – and shall not alter whatsoever, those conditions as set in this contract and shall neither make BB LEASING liable relative to the future due dates or default events.

SIXTH PARAGRAPH – Any receipt of the installments out of the time periods as agreed upon, shall constitute mere tolerance which shall not affect whatsoever any of the dates of their due dates or the other clauses and conditions of this contract and, neither shall mean novation or amendment of the agreed terms, including relative to the charges resulting from arrears, and apportioning to the debit payment the compulsory value received in the following order: penalty, interest, arrears interest, remuneration interest, default fee, other debited ancillary ones, principal due and principal to be due. The settlement of the debt resulting from this Contract shall occur after the settlement of the balance due of those installments referred to in the aforementioned CLAUSE “MODE OF PAYMENT – INSTALMENT”.

NINTH – GUARANTEED RESIDUAL AMOUNT (VRG) – The guaranteed residual amount, hereinafter referred to as VRG, shall be corresponding to the percentage applied over the CONTRACT AMOUNT, as specified in the TRA.

FIRST PARAGRAPH – The LESSEE shall pay BB LEASING the referred VRG, calculated in one single installment, on the date of the start of the leasing time period, referred to as “VRG IN ADVANCE” or on the due date of the last consideration, referred to as FINAL. The VRG may also be paid by the LESSEE in installments on the same dates of the due dates of the considerations, referred to as DILUTTED VRG or even, paid by the LESSEE in the MIXED mode, being one fixed installment, that may be in the advance mode, on the start date of the leasing time period and/or in the end of

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

the time period, on the date of the due date of the last consideration, plus the diluted installments, on the same dates of the maturities of the considerations.

SECOND PARAGRAPH – THE VRG IS PART OF THE FINANCIAL FLOW OF THE LEASE SALE CONTRACT AND IT IS DUE REGARDLESS OF THE ACQUISITION OF THE GOOD(S).

TENTH – LOCATION OF THE LEASED GOOD(S) – The leased GOOD(S) which are described in this Instrument are located in BELO HORIZONTE –MG – AT AV. GETULIO VARGAS, 1420, 5º andar, SAVASSI, CEP: 30.112-021.

ELEVENTH – PROVISIONAL OWNERSHIP – By this present lease sale contract the LESSEE is guaranteed the right to the provisional ownership of the GOOD(s) as described in the TRA, the rights of BB LEASING relative to the ownership and to the indirect ownership of the same GOOD(s) as described in the TRA being preserved until the effective performance of the Purchase Option is verified.

FIRST PARAGRAPH – In case of contractual breach, the LESSEE shall return the direct ownership to BB LEASING, with no damages to the other provisions as set in this contract.

SECOND PARAGRAPH- Failure to promptly return the GOOD(s) as per the terms of FIRST PARAGRAPH of this CLAUSE shall be characterized as disseisin and, BB LEASING shall be entitled to adopt the judicial measures to its repossession.

TWELFTH – USE AND MAINTENANCE OF THE GOOD(S) – THE LEASED GOOD(S) SHALL REMAIN IN THE POSSESSION OF THE LESSEE WHICH SHALL KEEP IT (THEM) AND MAINTAIN IT (THEM) IN PERFECT OPERATING CONDITIONS.

FIRST PARAGRAPH – THE LESSEE SHALL NOT USE, KEEP OR STORE THE GOOD(S) IN AN INAPPROPRIATE MANNER, THAT MAY BE OPPOSED TO THE PROVISIONS OF THIS CONTRACT, OR ANY LAW IN FORCE, OR EVEN IN DISAGRREEMENT WITH THE SPECIFICATIONS OF THE MANUFACTURER AND SHALL USE (IT) THEM FOR ITS OWN ACTIVITIES.

SECOND PARAGRAPH – THE LESSEE SHALL BE LIABLE, DURING THE CONTRACT PERIOD, FOR THE GOOD TECHNICAL MAINTENANCE AND THE PERFECT CONSERVATION OF THE GOOD(S), AND SHALL PROVIDE, AT ITS OWN ACCOUNT AND RISK, ALL THE ADJUSTMENTS, FIXING, REVISIONS AND SUBSTITUTIONS OF THE WORN OUT PARTS.

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

THIRD PARAGRAPH – All guarantees and rights provided by the producer / constructor shall be transferred to the LESSEE and BB LEASING shall be held harmless from any liability in this respect.

FOURTH PARAGRAPH - In case the LESSEE does not use the GOOD (S) as per its expectations shall not incur into the payment of any indemnity whatsoever by BB LEASING, and likewise, due to the identical circumstance, it shall not be incurred into decrease, cessation or even remission of any pecuniary obligation, due by the LESSEE to BB LEASING, as per this contract.

FIFTH PARAGRAPH – The changes that the LESSEE wishes to promote in the characteristics of the GOOD(S) shall only be implemented by means of express authorization by BB LEASING.

SIXTH PARAGRAPH - IN NO WAY, WHATSOEVER, THE LESSEE SHALL HAVE THE RIGHT FOR INDEMNITY OR RETENTION OVER THE LEASED GOODS, DUE TO IMPROVEMENTS OF ANY NATURE, EVEN IF THOSE HAVE BEEN MADE AS AGREED BY BB LEASING.

SEVENTH PARAGRAPH - BB LEASING shall at any time inspect the GOOD(S) and demand from the LESSEE the adoption of essential measures for its preservation and perfect operation.

THIRTEENTH – LOSS OF THE GOODS - In case of lost, theft, robbery or total or partial destruction of the leased GOOD(S), BB LEASING may: a) make its substitution or repair, to be on the account of the LESSEE that difference to the higher between the amount of the indemnity eventfully received and the total cost of the acquired or repaired GOOD(S) b) opt for the termination of this contact and demand the payment by the LESSEE of the VPE as estimated in the CLAUSE “AMOUNT OF THE CALCULATED LOSS –VPE”, the amount of the indemnity that may have been received from the insurance company by BB LEASING being deducted; c) in the contracts which contain more than 1 piece of good, demand for the VPE relative to the lost, stolen or fully destroyed GOOD(s), calculated ‘pro rata temporis’, and this Contract shall continue to be in force relative to the other GOOD(S).

FIRST PARAGRAPH - THE LESSEE SHALL, AS FROM NOW, HOLD BB LEASING HARMLESS FROM LIABILITIES FOR THE TOTAL OR PARTIAL DESTRUCTION OF THE GOODS, AS WELL AS IRREPARABLE DAMAGES, SEIZURE, LOSS OR THEFT, WHICH SHALL BE FULLY LIABLE TO THE LESSER, WHICH SHALL PROMPTLY NOTIFY ANY OF THOSE FACTS TO BB LEASING.

SECOND PARAGRAPH – The LESSEE is subject to indemnifying BB LEASING for the equivalent amount relative other damages due to the misuse and/poor maintenance

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

of the GOOD(s), with no damages to the sanctions, other penalties and measures which are deemed as necessary.

THIRD PARAGRAPH - The civil or criminal liabilities, originated from damages, whether directly or indirectly, caused to third parties due to the use of the GOOD(S), are fully undertaken by the LESSEE which equally shall reimburse BB LEASING for the amounts duly readjusted by the TR accumulated variation (Referential Rate), relative to indemnities, judicial or extrajudicial expenses, including attorney’s fees, eventfully paid by BB LEASING due to the legal decisions made in a civil liability suit against it filed by those third parties.

FOURTEENTH – AMOUNT OF THE STIPULATED LOSS – VPE – IN CASE RESCISSION OCCURS, THE LESSEE SHALL BE LIABLE FOR THE REIMBURSEMENT OF THE DAMAGES TO BB LEASING, AS WELL AS FOR EMERGING DAMAGES AND LOST PROFITS. IT SHALL ALWAYS CORRESPOND TO THE AMOUNT RESULTING FROM THE SUM OF THE CONSIDERATIONS AND THE VRG DUE AND NOT PAID, ADDED BY THE ARREARS INTEREST AS PROVISIONED IN THE CLAUSE “RESCISSION”, PLUS THE SUM OF THE CONSIDERATIONS AND VRG TO BE DUE WITH PROPORTIONAL REDUCTION OF THE COST, ON THE DATE OF THE RETURN OR RECOVERY FO THE LEASED GOOD(S). THE PRESENT AMOUNT OF THE DEBT CALCULATED THIS WAY SHALL BE CORRECTED ON A MONTHLY BASIS, IN THE PERIOD BETWEEN THE DATE OF THE RETURN OR RECOVERY OF THE LEASED GOOD(S) AND THE DATE OF THE EFFECTIVE PAYMENT, BY THE TR VARIATION OR ANOTHER INDEX THAT SHALL REPLACE IT LEGALLY, ADDED BY INTEREST IN ARREARS OF ONE PERCENT (1%) PER MONTH, THE SALE AMOUNT OF THE LEASED GOODS BEING DEDUCTED.

FIFTEENTH – RESCISSION - BB LEASIN shall declare this contract as terminated, regardless of judicial summons, notice or judicial or extrajudicial notification, if any of the events occur: a) lack of fulfillment of any of the obligations undertaken herein; b) non payment when due, of any debt that originates directly or indirectly from this contract; c) legitimate protest of a negotiable instrument, insolvency, as well as filing for judicial or extrajudicial recovery, or bankruptcy of the LESSEE or if the LESSEE is filed for bankruptcy or civil insolvency or for any other reason it terminates its activities; d) non-substitution, by the LESSEE, whenever requested by BB LEASING of the Guarantors who are in one of the situations as estimated in prior sub-section “c”; e) fraud of any declaration rendered by the LESSEE in this contract or fraud of the information provided to BB LEASING; f) lack of authorization, in writing, from BB LEASING, in case the LESSEE assigns to third parties those rights and obligations which are referred to it and which originate from this contract; g) inadequate use of the GOODS by the LESSEE, or its(their) use for purposes which are diverse from the ones as agreed in this instrument; h) loss, theft, robbery, destruction or expropriation of the

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

GOOD(S); i) non-substitution of any of the GOOD(S) which are involved in litigation about its(their) origin or relative to the ownership of the providers, within the time period of 24 hours to count from the request by BB LEASING or the summons or police notification and/or seizure of the GOOD(S), whichever comes first.

FIRST PARAGRAPH – IN CASE TERMINATION OCCURS DUE TO ANY OF THE REASONS AS MENTIONED IN CAPUT OF THIS CLAUSE, THE LESSEE SHALL: A) RETURN THE GOOD(S) TO BB LEASING WITHIN THE MAXIMUM TIME PERIOD OF TWENTY (20) RUNNING DAYS, EXCEPT IN CASE OF SUB SECTIONS “H” AND “I” OF THE CAPUT OF THIS CLAUSE; B ) INDEMNIFY BB LEASING FOR THE AMOUNT THAT CORRESPONDS TO THE TOTAL OF THE AMOUNT OF THE ESTIPULATED LOSS- VPE; C ) BEAR, AS FROM THE MOMENT OF THE RESCISSION, ALL COSTS, INCUDING AND MAINLY THE ONES OF PECUNIARY NATURE, ORIGINATED FROM THE OBLIGATIONS CONTRACTED BY BB LEASING WITH THIRD PARTIES, AS PER THIS CONTRACT.

SECOND PARAGRAPH – Once the restitution of the GOOD(S) is performed, BB LEASING shall have the right to, as from now, by the LESSEE and its obligors to extra judicially sell the GOOD(S) in whatever mode it deems appropriate. After the payment of the VPE, the LESSEE shall receive the amount of the sale of the GOODS, the pertinent expenses being deducted.

SIXTEENTH – DEFAULT CHARGES – IN CASE OF NON-FULFILLMENT OF ANY OF THE LEGAL OR CONVENTIONAL OBLIGATION LIABLE TO THE LESSEE, OR IN CASE OF ADVANCE DUE DATE OF THE TRANSACTION, THE FINANCIAL CHARGES AS SET HEREUNDER SHALL BE REQUIRED AS FROM THE DUE DATE, OVER THE AMOUNT OF THE OBLIGATION IN DELAY OR OVER THE DEBT BALANCE OF THE LEASE IN CASE OF MATURITY IN SUBSTITUTION OF THE NORMALITY CHARGE AGREED: A) ARREARS FEE, CALCULAED AT THE MARKET RATE ON THE DAY OF PAYMENT, AS PER THE TERMS OF RESOLUTION 1.129 OF 05.15.86. OF THE NATIONAL MONETARY COUNCIL – CMN; B) INTEREST IN ARREARS AT THE RATE OF 1% PER MONTH, EQUIVALENT TO THE EFFECTIVE RATE OF 12,68% PER YEAR, LEVIED ON THE DEBT BALANCES UPDATED AS PER SUB-SECTION “A” OF THIS CLAUSE; C ) PENALTY OF 2%, CALCULATED, DEBITED AND REQUIRED IN THE PARTIAL PAYMENTS, OVER THE PAID AMOUNT AND IN THE SETTLEMENT OF THE DEFAULT DEBT, OVER THE AMOUNT THAT CORRESPONDS TO THE DEBT BALANCE DUE, UPDATED BY THE CHARGES ESTIMATED IN SUB-SECTIONS “A” AND “B” OF THIS CLAUSE. THE CHARGES AS SET IN SUB-SECTIONS “A” AND “B” SHALL BE CALCULATED OVER THE DEFAULT AMOUNTS TO BE PARTIALLY PAID AND AT THE SETTLEMENTS OF THE DEFAULT DEBT BALANCE, TO BE DEBITED AND

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

DEMANDED JOINTLY WITH THE INSTALMENTS OF THE PRINCIPAL AMORTIZED / SETTLED, PROPORTIONAL TO THEIR NOMINAL AMOUNTS.

SOLE PARAGRAPH- EXCEPT WITH REGARD TO THE INCOME TAX DUE BB LEASING, THE LESSEE SHALL BE LIABLE FOR ALL EXPENSES WHICH MAY BE SUPPORTED, AT ANY TITLE, BY BB LEASING, WHETHER DUE TO THIS CONTRACT, WHETHER DUE TO THE PROPERTY, AVAILABILITY, USE AND REMITTANCE OF THE GOOD(S), RELATIVE TO INSURANCE, EMOLUMENTS, LICENSES, TAXES, AND FEES AS PROVISIONED OR WHICH MAY BE PROVISIONED LEGALLY, REGARDLESS OF THE NATURE, AS WELL AS PENALTIES AND INTEREST IN ARREARS RESULTING FROM THE NON- PAYMENT OF THE EXPENSES WITHIN THE DUE TIME PERIOD AND ANY OTHER CHARGES ORIGINATED FROM THIS CONTRACT AND FROM THE USE OF THE GOOD(S).

SEVENTEENTH – MAINTENANCE OF THE CONTRACT – BB LEASING WARRANTS TO THE LESSEE THE RIGHT TO ADVANCE SETTLEMENT OF THIS CONTRACT AS FROM THE DAY FOLLOWING THE FULFILLMENT OF THE MIMIMUM LEGAL TERM AS SET BY RESOLUTION CMN 2.309 AS PER PROVISIONS OF RESOLUTION 3.401, OF 09/06/2006, OF THE NATIONAL MONETARY COUNSIL.

FIRST PARAGRAPH- THE SETTLEMENT IN ADVANCE OF THE CONTRACT, REQUIRED BY THE LESSEE, SHALL ENFORCE IT TO ARRANGE FOR THE IMMEDIATE RETURN OF THE GOODS TO BB LEASING, AS WELL AS TO SUPPORT ALL CHARGES, INCLUDING AND MAINLY THE ONES OF PECUNIARY NATURE, WHICH HAVE BEEN ORIGINATED FROM OBLIGATIONS CONTRACTED BY BB LEASING WITH THIRD PARTIES DUE TO THIS CONTRACT, AS WELL AS THE TOTAL AMOUNT OF THE TAXES WHICH SHALL BE DUE BY BB LEASING DUE TO THE NON-CHARACTERIZATION OF THE TRANSACTION, IF THE SETTLEMENT OCCURS PRIOR TO THE FULFILLMENT OF THE MINIMUM TERM OF THE LEASE TRANSACTION AND ALSO TO INDEMNIFY BB LEASING FOR THE AMOUNT CORESPONDING TO THE VPE, THE PROVISIONS OF SECOND PARAGRAPH OF CLAUSE RESCISSION BEING COMPLIED.

SECOND PARAGRAPH – IN CASE OF ADVANCE SETTLEMENT OF THE LEASE SALE, THE LESSEE SHALL OWE THE PAYMENT OF THE TARIFF RELATIVE TO THE ADVANCE SETTLEMENT OF THE CONTRACT. THE REFERRED TARIFF IS CONTAINED ON THE TABLE OF TARIFFS OF BANK SERVICES- LEGAL ENTITY, WHICH IS AVAILABLE IN ANY BRANCH OF BANCO DO BRASIL OR EVEN AT THE PORTAL OF BANCO DO BRASIL ON THE INTERNET (www.bb.com.br). THE LESSEE WARRANTS THAT IT IS AWARE THAT SAID DEBITS SHALL BE INFORMED TO IT BY MEANS OF A

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

DEBIT NOTE AND/OR NOTE ON THE CURRENT ACCOUNT BANK STATEMENT.

THIRD PARAGRAPH - THE MICRO COMPANIES AND SMALL COMPANIES SHALL BE EXEMPT FROM THE TARIFF AS DESCRIBED IN THE SECOND PARAGRAPH OF THIS CLAUSE AS PER THE COMPLEMENTARY LAW 123, OF DECEMBER 14, 2006, AS SET BY RESOLUTION 3.516 OF THE BANCO CENTRAL DO BRASIL (CENTRAL BANK OF BRAZIL), OF 12.06.2007.

FOURTH PARAGRAPH - THE LESSEE AUTHORIZES BB LEASING, IRREVOCABLY AND IRRETRACTABLY, TO DEBIT FROM ITS CURRENT ACCCOUNT OF DEPOSITS AT BANCO DO BRASIL SA, THE AMOUNT THAT CORRESPONDS TO THE DUE TARIFFS, SUCH AS: A) CONTRACTING; B ) AMENDMENTS IN GENERAL, SUCH AS SUBSTITUTION OF THE LESSEE, OF GUARANTEE, OF THE LEASED GOOD AND AMENDMENT IN THE REPLACEMENT SCHEDULE, AMOUNG OTHER AMENDMENTS AND THE COLLECTION SHALL ONLY BE MADE IF THE RENDERING OF THE SERVICE OCCURS; C) ADVANCE SETTLEMENT, AS LISTED IN SECOND PARAGRAPH OF THIS CLAUSE. THOSE TARIFFS SHALL BE THOSE CURRENT AT THE TIME OF THE EVENT AND SHALL BE DESCRIBED ON THE TABLE OF TARIFFS OF BANK SERVICES, WHICH SHALL BE AVAILABLE IN ANY BRANCH OF BANCO DO BRASIL S.A.

EIGHTEENTH – SETTLEMENT / ADVANCE AMORTIZATION – In case of filing for settlement or advance amortization of the installment, the amount to be settled or amortized shall be calculated by means of the capital loss of the installment to be due, applying, for such, the discount rate calculated as regulated by the Banco Central do Brasil (Resolution CMN 3.516, of December 06, 2007), hereinafter detailed: a) for contracts whose term counted from the date of the request for settlement/ advance amortization, including, up to the final due date, exclusive, is of up to twelve (12) months, the discount rate will be equal to the rate contracted in item “LEASE CONDITIONS”, annualized in exponential form – twelve (12) months; b) for contracts whose term counted from the date of the contracting, including, up to the date of the request for settlement/ advance amortization, exclusive, is of up to seven (7) days, the discount rate shall be equal to the contracted rate as per the item “LEASE CONDITIONS”, annualized in exponential form – twelve (12) months; c) in the other cases, the discount rate shall be equal to the rate contracted in the exponential form –
twelve (12) months minus the Selic Average Rate (TMS) disclosed by the Banco Central do Brasil for the business day that is immediately prior to the contracting date, plus the Selic Average Rate (TMS) disclosed by the Banco Central do Brasil for the business day that is immediately prior to the date of the request for settlement/ advance amortization.

Continued – FINANCIAL LEASE SALE CONTRACT nr. _, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

NINETEENTH – NON-CHARACTERIZATION OF THE TRANSACTION – Once the non-characterization of the transaction is configured as provisioned in this present agreement due to the unilateral initiative by the LESSEE, this declares it is aware it shall be subjected to the loss of the respective fiscal – tax benefits, and also being liable for any costs that this act causes to BB LEASING, and this latter being exempt from any liability in this respect.

TWENTIETH - EXPENSES – In case one of the parties makes expenses due to the charging of the obligations as agreed in this instrument, the other party shall reimburse the spent amounts, duly corrected by the accumulated variation of the TR or another index that may legally replace it, in the period between the date of the disbursement and of the effective reimbursement, regardless of the procedural costs, including attorney’s fees which may be set in court, if the amounts are settled by means of judicial proceeding.

TWENTY FIRST – CONTRACT RESCISSION – In case of rescission of the present contract required by BB LEASING, due to reasons that are different from the ones as provisioned in this document, this shall indemnify the LESSEE for the amount corresponding to the Amount of the Stipulated Loss – VPE and a penalty of ten percent (10%) over this amount, due to the reason of rescission and the LESSEE shall return the GOOD(S) to BB LEASING as per the conditions as set in this contract.

TWENTY SECOND- ASSIGNMENT OF RIGHTS – THE LESSEE SHALL NOT ASSIGN OR TRANSFER THE RIGHTS AND OBLIGATIONS ORIGINATED FROM THIS CONTRACT, WITHOUT THE PRIOR AND EXPRESS CONSENT BY BB LEASING.

SOLE PARAGRAPH – BB LEASING SHALL, AT ANY TIME, TRANSFER, GIVE IN PLEDGE, ASSIGN THE RIGHTS, TITLES, GUARANTEESS OR INTERESTS TO THIRD PARTIES, BY NOTIFYING THE LESSEE, AND THE LATTER SHALL BE LIABLE FOR THE FAITHFUL FULFILLMENT OF THIS CONTRACT.

TWENTY THIRD- OWNERSHIP RIGHTS- the LESSEE shall unconditionally protect the direct ownership it holds over the goods object of this contract, in such a way that, if they are incurred into or may incur into embarrassment or confusion, whether or not grounded at law, as well as any other action by third parties which aims at hindering that ownership, the LESSEE shall adopt, all necessary measures, including judicial ones, so as to safeguard the GOOD(S) and/or the referred possession, and shall promptly communicate the fact to BB LEASING which may assist the LESSEE in the eventful claim which has been filed, the LESSEE being liable for all expenses therefrom.

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

FIRST PARAGRAPH- In case of negligence relative to the measures to be taken as described in “caput” of this CLAUSE, THE LESSEE shall be fully liable for the damages which may be incurred to BB LEASING.

SECOND PARAGRAPH- THE TOTAL OR PARTIAL EXPROPRIATION OF THE GOOD(S), OBJECT OF THIS CONTRACT, SHALL WAIVE AND HOLD BB LEASING HARMLESS FROM THE OBLIGATIONS AGREED IN THIS CONTRACT AND THE LESSEE SHALL WITHIN THE MAXIMUM TERM OF TEN DAYS, TO COUNT FROM THE EXPROPRIATION ACT, PAY THE AMOUNT OF THE CONSIDERATIONS DUE, AS WELL AS ALL CHARGES AS ESTIMATED IN THE PRESENT CONTRACT, THAT DUE TO THE ACT OF PUBLIC POWER, IS EXTINGUISHED, HOWEVER REIMBURSING THE LESSEE FOR THE AMOUNT OF THE INDEMNITY PAID BY THE EXPROPRIATING PUBLIC POWER, THE AMOUNT OF THE ESTIPULATED LOSS AND THE PERTINENT EXPENSES BEING DEDUCTED.

TWENTY-FOURTH – THE LESSEE’S RIGHTS- IT SHALL BE ENSURED THAT THE LESSEE AT THE END OF THE CONTRACT TERM PROVIDED IT IS STRICTLY COMPLIANT WITH THE CONTRACTUAL OBLIGATIONS, MAY PERFORM ONE OF THE FOLLOWING OPTIONS: A) TO RENEW THE PRESENT CONTRACT FOR THE TERM AND CONDITIONS AS MUTUALLY AGREED WITH BB LEASING; B) TO BUY THE TOTAL OF THE GOOD(S), OBJECT OF THIS OCNTRACT; OR C) RETURN THE GOOD(S);

TWENTY- FIFTH – BUYING OPTION – THE PURCHASE PRICE, ONCE THE RESPECTIVE OPTION IS PERFORMED BY THE LESSEE AT THE END OF THE CONTRACT, SHALL BE EQUIVALENT TO THE AMOUNT PAID AS VRG, IN THE FORM AS PROVISIONED IN CLAUSE “GUARANTEE RESIDUAL AMOUNT (VRG)”.

TWENTY – SIXTH – RETURN OF THE GOODS – IN CASE OF RETURN OF THE GOOD(S), THE LESSEE SHALL PAY THE AMOUNTS DUE IN THE FORM OF VRG, WHOSE TOTAL AMOUNT IS REFERRED IN THE TRA. THE RETURN OF THE GOOD(S) SHALL BE FULLY LIABLE BY THE LESSEE, WHICH SHALL BEAR THE COSTS INCURRING FROM IT.

FIRST PARAGRAPH – THE GOOD(S) SHALL BE DELIVERED IN THE LOCATION AS INDICATED BY BB LEASING, IN THE SAME CONDITIONS IN WHICH THEY HAVE BEEN RECEIVED BY THE LESSEE, FREE FROM ANY COSTS, ENCUMBRANCES OR RIGHTS OF THIRD PARTIES, AND THE LESSEE SHALL ALSO REMOVE ITS NAME AND/OR IDENTIFICATION CHARACTERISTICS WHICH HAVE BEEN PLACED BY IT. THE RETURN OF THE GOOD(S) WILL BE CHARACTERIZED BY THE SIGNING OF BB LEASING IN THE TERM OF RECEIPT.

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

SECOND PARAGRAPH – ONCE BEING RECEIVED BY BB LEASING, THE GOOD(S) SHALL BE SOLD, SAID FACT THAT THE LESSEE MAY APPOINT THE BUYER, WHO WILL HAVE BUYING PREFERENCE, PROVIDED UNDER THE SAME CONDITIONS AS THIRD PARTIES. THE EXPENSES INCURRING FROM THE SELLING SHALL BE ON THE ACCOUNT OF THE LESSEE.

THIRD PARAGRAPH- BB LEASING, WITHIN THE PERIOD OF TEN (10) DAYS, TO COUNT FROM THE DATE OF THE SALE, SHALL RETURN TO THE LESSEE THE NET AMOUNT OF THE SALE, THE EXPENSES OF WHICH ALREADY DEDUCTED AS WELL AS ANY DEBT WHICH IS STILL PENDING BY THE LESSEE.

TWENTY-SEVENTH – SUBSTITUTION OF THE GOOD(S) – THE LESSEE, BEARING THE COSTS, AND INCLUDED IN THOSE COSTS THOSE EXPENSES WITH THE PAYMENT OF EVENTFUL TAXES, MAY REPLACE, IN FULL OR PARTIALLY, THOSE GOODS OBJECT OF THIS CONTRACT FOR OTHER ONES OF THE SAME NATURE, WHICH BETTER FULFILL THEIR NEEDS, PROVIDED THIS IS EXPRESSLY AND PREVIOUSLY AUTHORIZED BY BB LEASING, AND IN SAID CONDITION, THE AMENDMENT TO THE PRESENT CONTRACT SHALL BE FORMALIZED.

TWENTY-EIGHTH- REMANING BALANCE – EVENTFUL DEBITS THAT EXIST AFTER THE TERMINATION OF THE CONTRACT TERM SHALL BE SETTLED BY THE LESSEE ON THE DATE OF ITS PRESENTATION, IN CURRENCY

TWENTY –NINTH – PRESERVATION OF THE RIGHTS – All rights of BB Leasing herein set are cumulative and may be used simultaneously or separately, and being understood that the performance of any of them shall not be considered an election of said right with the purpose of preventing or excluding the performance of any other. The eventful tolerance or concession of BB Leasing shall not imply into novation or contractual amendment, and neither shall it hinder from performing at any time those rights which are ensured to it as per this contract.

THIRTIETH – GENERAL PROVISIONS – a) Being movable goods, those ones may only be transited outside the national territory by means of prior understanding and authorization, in writing, by BB LEASING; b) ANY FISCAL DEBTS, PENALTIES OR TRAFFIC BREACHES, RELATIVE TO VEHICLES OR TO THEIR USE, AS PER THE PROVISIONS OF THE BRAZILIAN TRAFFIC CODE, LAW NR. 9.503, OF 09.23.97, SHALL BE SOLELY LIABLE TO THE LESSEE OR TO THE EVENTFUL ASSIGNEE WHO MAY BE APPOINTED FOR THE USE OF THE LEASED GOOD(S); c) IF THE REAL ESTATE BELONGS TO THE LESSEE AND THIS ONE WISHES TO MORTAGE IT OR TAX IT, IT SHALL DELIVER TO BB

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

LEASING, PRIOR TO THE CONSTITUTION OF THE BURDEN, THAT DECLARATION OF THE GUARANTEE BENEFICIARY, AS PER THE TERMS OF THIS CLAUSE, AND IT SHALL CONTAIN THE DECLARATION OF THE INSTRUMENT THAT INSTITUES THE BURDEN; d) THE LESSEE SHAL SEND BALANCE SHEETS, MINUTES AND OTHER INFORMATION THAT BB LEASING MAY REQUEST; e) THE QUANTITIES RECEIVED, DUE TO THIS CONTRACT, SHALL BE OBLIGE THE PAYMENT OF THE COSTS HEREUNDER DETAILED AND IN THE FOLLOWING ORDER OF PREFERENCE : I) INDEMNITIES, JUDICIAL OR EXRAJUDICIAL EXPENSES AND ATTORNEY’S FEES PAID BY BB LEASING DUE TO THE JUDICIAL DECISIONS MADE IN CIVIL LIABLITY SUIT AGAINST IT FILED BY THIRD PARTIES; II) EXPENSES AND ANY OTHER CHARGES SUPPORTED BY BB LEASING, WHETHER DUE TO THIS CONTRACT OR DUE TO OWNERSHIP, AVAILABILITY, USE AND REMITTANCE OF THE GOOD(S), RELATIVE TO INSURANCE, EMOLUMENTS, LICENSES, TAXES AND FEES AS PROVISIONED OR WHICH SHALL BE PROVISIONED BY THE LAW, REGARDLESS OF THE NATURE, AS WELL AS PENALTIES AND INTEREST IN ARREARS RESULTING FROM THE DEFAULT OF THE EXPENSES IN THE DUE TIME PERIOD; III) LEASE COST, COMMISSION, OTHER ANCILLARY ONES, PRINCIPAL DUE AND PRINCIPAL TO BE DUE.

THIRTY- FIRST – EFFECTS OF THE CONTRACT – This contract shall bind BB LEASING, the LESSEE, Assignees, GUARANTORS, INTERVENIENT PARTIES, as well as their respective heirs and successors.

THIRTY -SECOND- CALL CENTER - For eventful information, suggestions, complaints or any other clarifications which are deemed as necessary relative to this LEASE SALE CONTRACT, BB LEASING provides the LESSEE the following telephone numbers of Banco do Brasil S.A.:

BB-CABB Call Center:
- For capital cities and metropolitan regions: 4004 0001;
- Other regions: 0800 729 0001;
SAC – Customer Call Service: 0800 729 0722;
Call Center to people with hearing or speech disability: 0800 729 0088;
BB Ombudsman: 0800 729 5678.

THIRTY – THIRD – THE COURT AND PLACE OF PAYMENT - The contracting parties acknowledge and warrant that the Court elected to clarify questions originated from this Contract and of its Amendments shall be the domicile of the LESSEE or of the location of the GOOD(S).

THIRTY-FOURTH – This Document is also signed by: IOCO SATO SAUKAS, xxx, Identify Card nr xxx, issuance department SSP

Continued – FINANCIAL LEASE SALE CONTRACT nr. __, celebrated on this date between BB LEASING S.A. – Arrendamento Mercantil and CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S.A., in the budgeted amount of R$ 607.351,80, with a final due date in thirty-six (36) months on a date to be defined by the time of the TRA issuance.

SP, CPF nr. xxx, domiciled at and her spouse JURI SAUKAS, Identify Card nr __, issuance agency SSP- SP, CPF nr. __domiciled at, TADEU VANI FUCCI, Identify Card nr xxx, issuance agency SSP-SP, CPF nr. __, domiciled at and his spouse MARILENA SENNE SOARES FUCCI, Identity Card nr. xxx, issuance agency – SSP-SP, CPF nr. __, domiciled at xxx, in the capacity as GUARANTORS and major payers, this guarantee being absolute, irrevocable, irretractable and unconditional, and no type of exoneration allowed, the guarantors expressly waiving to the benefits of the articles 827, 830, 834, 835, 837, 838, all from the Brazilian Civil Code, jointly being liable for the fulfillment of all obligations undertaken by the LESSEE as per this instrument.

This document is signed in three (3) counterparts, with the undersigned witnesses.

SÃO PAULO – SP, June 1st, 2009.

BB LEASING
BB LEASING S.A. – ARRENDAMENTO MERCANTIL
CNPJ:

Signature:
HENRIQUE ALBERTO ALMIRATES JUNIOR, CPF holder nr. Xxx  and ID card nr. xxx / SSP issued on residing and domiciled in

LESSEE:
CIMCORP COMERCIO INTERNACIONAL E INFORMATICA S/A
CNPJ:

Signature
JURI SAUKAS, residing and domiciled in SÃO PAULO – SP, ID holder nr. __/ SSP SP and enrolled at the CPF nr. __

Signature:
TADEU VANI FUCCI, residing and domiciled in
SÃO PAULO-SP, ID holder nr. __/ SSP- SP and enrolled at the CPF nr.__.

GUARANTORS

Signature:	Initials:
IOCO SATO SAUKAS
CPF:

Signature:	Initials:
JURI SAUKAS
CPF nr. __

Signature:	Initials:
TADEU VANI FUCCI
CPF:

Signature:	Initials:
MARILENA SENNE SOARES FUCCI
CPF:

WITNESSES

Name:	Name:
CPF:	CPF:

BB LEASING	Term of receipt and Acceptance – TRA
Contract nr. 201.429

We declare, for all legal purposes, that we received and accepted, fully and definitively, the GOOD(S) as hereunder listed, which are in compliance with the specifications contained in the referred contract, in perfect usage conditions and in perfect operation, and BB LEASING shall be held harmless from any liability due to the occurrence of vice or defect of any nature, including those hidden redhibitory vices.

Contract Amount – R$ (including commitment fee, if financed) 604.861,99	Total original amount of the contract – R$ (amount of the considerations) 513.344,16

Base amount of consideration – R$ 14.259,56	Quantity of Installments 36	Contract Term Months days 36 9

Advance Amount – R$ (base amount) 0,00	VRG Final – R$ (base amount) 0,00	VRG Diluted – R$ (base amount) 7.224,74	Number of installments 36

Base amount of the monthly installment – R$ (base amount of the considerations – base amount VRG diluted) 21.484,30	Date of first installment 08/05/2009

Good(s):
Description
INFORMATICS EQUIPMENT

Brand DELL	Model AS PER ATTACHMENT	Year it was Manufactured 2009

Color	Chassis/series AS PER ATTACHMENT

Supplier DELL COMPUTADORES DO BRASIL LTDA.

Invoice / receipt nr. 87026	Date: 06/20/2009

Description:
INFORMATICS EQUIPMENT

Brand DELL	Model AS PER ATTACHMENT	Year it was Manufactured 2009

Color	Chassis/series AS PER ATTACHMENT B

Supplier DELL COMPUTADORES DO BRASIL LTDA.

Invoice / receipt nr. 66371	Date: 06/05/2009

Description:
INFORMATICS EQUIPMENT

Brand DELL	Model AS PER ATTACHMENT	Year it was Manufactured 2009

Color	Chassis/series AS PER ATTACHMENT C

Supplier DELL COMPUTADORES DO BRASIL LTDA.

Invoice / receipt nr. 74091	Date: 06/15/2009

Description:
INFORMATICS EQUIPMENT

Brand DELL	Model AS PER ATTACHMENT	Year it was Manufactured 2009

Color	Chassis/ series AS PER ATTACHMENT D

Supplier DELL COMPUTADORES DO BRASIL LTDA.

Invoice / receipt nr. 74119	Date: 06/15/2009

Description:
INFORMATICS EQUIPMENT

Brand DELL	Model AS PER ATTACHMENT	Year it was Manufactured 2009

Color	Chassis/series AS PER ATTACHMENT E

Supplier: DELL COMPUTADORES DO BRASIL LTDA.

Invoice / receipt nr. 75164	Date: 06/15/2009
Location and date:
SÃO PAULO, JUNE 26th, 2009.
Lessor: BB Leasing S.A. – Arrendamento Mercantil
CNPJ : 31.546.476/0001-56

Name: HENRIQUE ALBERTO ALMIRATES JUNIOR
CPF:
Nationality: BRAZILIAN
Marital Status:
Profession:
Residence/ Domicile:
Identity Card:
Issuance Agency/ State:
Lessee: CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CPF/CNPJ:
Name: JURI SAUKAS
CPF:
NATIONALITY:
Marital Status:
Profession –
Residence/Domicile:
Identity Card:
Issuance Agency/ State –

Name: TADEU VANI FUCCI
CPF:
Nationality:
Marital Status-
Profession –
Residence/ Domicile –
Identity Card:
Issuance body/ State:
Guarantors

Name: IOCO SATO SAUKAS
CPF:
Nationality:
Marital Status:
Profession –
Residence / Domicile:
Identity Card:
Issuance Agency/ State –

Name: JURI SAUKAS
CPF: 011.545.328 -87
Nationality: NATURALIZED
Marital Status - MARRIED – COMMUNITY PROPERTY SYSTEM
Profession: PENSIONER
Residence / Domicile: JOANOPOLIS
Identity Card: 2354600
Issuance Agency / State – SSP SP

Name: TADEU VANI FUCCI
CPF: 011.370.698-72
Nationality: BRAZILIAN
Marital Status – MARRIED – COMMUNITY PROPERTY SYSTEM
Profession – ENTREPRENEUR
Residence / Domicile: SÃO PAULO
Identity Card: 4.398.962-7
Issuance Agency / State – SSP SP

Name: MARILENA SENNE SOARES FUCCI
CPF: 035.474.348-15
Nationality: BRAZILIAN
Marital Status MARRIED – SEPARATE PROPERTY SYSTEM
Profession; HOUSEWIFE
Residence / Domicile: SÃO PAULO
Identity Card: 2.413.391-7
Issuance Body/ State: SSP SP

ATTACHMENT TO THE TERM OF RECEIPT AND ACCEPTANCE – TRA
CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
LEASING Nr. 201.429

List of the serial numbers

Supplier: DELL COMPUTADORES DO BRASIL LTDA.
CNPJ: 72.381.189/0006-25

Description	Invoice	Serial Number
Dell Microcomputer OptiPlex 760 Minitower EPA, Dell Monitor Flat Panel of 17 E178W Wide Screen, Dell keyboard, USB, Quietkey, Portuguese, Opti, Black, Dell Mouse USB two buttons, Media with Drivers and Diagnoses, Roxio Creator Software with Media, Windows Operational System, Windows Vista Business, Cyberlink Power DVD 8.1 with Media, MS Office 2007 Small Business	087026
1MRY9K1,1NZY9K1, 1PZY9K1, 2MRY9K1, 2NZY9K1,2PZY9K1, 3MRY9K1, 3NZY9K1,3PZY9K1, 4MRY9K1, 4NZY9K1,5LRY9K1, 5MRY9K1, 5NZY9K1,6LRY9K1, 6MZY9K1, 6NZY9K1,7LRY9K1, 7MRY9K1,7MZY9K1,7NZY9K1, 8LRY9K1,8MRY9K1,8MZY9K1, 8NZY9K1, 9LRY0K1,9MRY9K1, 9MZY9K1, 9NZV9K1,BLRY9K1, BMZY9K1, BNZY9K1,CLRY9K1, CMZY9K1, NZY9K1,DLRY9K1, DMZY9K1,DNZY9K1,FLRY9K1, FMZY9K1, FNZY9K1,GLRY9K1, GMZY9K1,GNZY9K1,HLRY9K1, HMZY9K1, HNZY9K1,JLRY9K1, JMZY9K1, JNZY9K1.

Dell Microcomputer OptiPlex 760 Minitower EPA, Dell Monitor Flat Panel of 17 E178W Wide Screen, Dell keyboard, USB, Quietkey, Portuguese, Opti, Black, Dell Mouse USB two buttons, Media with Drivers and Diagnoses, Roxio Creator Software with Media, Windows Operational System, Windows Vista Business, Cyberlink Power DVD 8.1 with Media, MS Office 2007 Small Business	066371
1JSY8K1, 1KSY8K1, 2JSY8K1, 2KSY8K1, 3JSY8K1, 3KSYSK1, 4JSY8K1, 4KSY8K1, 5JSY8K1, 5KSY8K1, 6JSY8K1, 6KSY8K1, 7JSY8K1, 7K5Y8K1, 8JSY8K1, 8KSY8K1, 9JSYSK1, 9KSYSK1, BJSV8K1, BKSY8K1, CJSY8K1, CKSY8K1, DJSY5K1, DKSY8K1, FJSY8K1, FKSY8K1, GJSY8K1, GKSY8K1, HJSY8K1, JJSY8K1

Dell Microcomputer OptiPlex 760 Minitower EPA, Dell Monitor Flat Penel of 17 E178W Wide Screen, Dell keyboard, USB, Quietkey, Portuguese, Opti, Black, Dell Mouse USB two buttons, Media with Drivers and Diagnoses, Roxio Creator Software with Media, Windows Operational System, Windows Vista Business, Cyberlink Power DVD 8.1 with Media, MS Office 2007 Small Business	074091
16PB9K1, 17PB9K1, 18PB9K1, 26PB9K1, 27PB9K1, 28PB9K1, 36PB9K1, 37PB9K1, 38PB9K1, 46PB9K1, 47PB9K1, 48PB9K1, 55PB9K1, 56PB9K1, 57PB9K1, 58PB9K1, 65PB9K1, 66PB9K1, 67PB9K1, 68PB9K, 75PB9K1, 76PB9K1, 77PB9K1, S5PB9K1, 86PB9K1, 87PB0K1, 95PB9K1,96PB9K1, 97PB9K1, B5PB9K1, 6PB9K1, B7PB9K1,C5PB9K1,C6PB9K1, C7PB9K1,D5PB9K1,
D6PB9K1,D7PB9K1,F5PB9K1,
F6PB9K1, F7PB9K1, G5PB9K1,G6PB9K1, G7PB9K1,H5PB9K1,
H6PB9K1, H7PB9K1, J5PB9K1, J6PB9K1, J7PB9K1.

Dell Microcomputer OptiPlex 760 Minitower EPA, Dell Monitor Flat Penel of 17 E178W Wide Screen, Dell keyboard, USB, Quietkey, Portuguese, Opti, Black, Dell Mouse USB two buttons, Media with Drivers and Diagnoses, Roxio Creator Software with Media, Windows Operational System, Windows Vista Business, Cyberlink Power DVD 8.1 with Media, MS Office 2007 Small Business	074119
12PB9K1, 13KB9K1, 14KB9K1, 15KB9K1, 22PB9K1, 23KB9K1, 24KB9K1, 25KB9K1, 33KB9K1, 34KB9K1, 35KB9K1, 43KB9K1, 44KB9K1, 53KB9K1, 54KB9K1, 63KB9K1, 64KB9K1, 73KB9K1, 74KB9K1, 83KB9K1, 84KB9K1,
93KB9K1, 94KB9K1, B1PB9K1,
B3KB9K1, B4KB9K1, C1PB9K1,
C2KB9K1, C3KB9K1, C4KB9K1,
D1PB9K1, D2KB9K1,D3KB9K1,
D4KB9K1, F1PB9K1, F2KB9K1,
F3KB9K1, F4KB9K1, C1PB9K1,
G2KB9K1,G3KB9K1,G4KB9K1,
H1PB9K1, H2KB9K1,H3KB9K1,
H4KB9K1, J1PB9K1, J2KB9K1,
J3K59K1, J4KB9K1.

Dell Microcomputer OptiPlex 760 Minitower EPA, Dell Monitor Flat Penel of 17 E178W Wide Screen, Dell keyboard, USB, Quietkey, Portuguese, Opti, Black, Dell Mouse USB two buttons, Media with Drivers and Diagnoses, Roxio Creator Software with Media, Windows Operational System, Windows Vista Business, Cyberlink Power DVD 8.1 with Media, MS Office 2007 Small Business	075164
13PB9K1, 14PB9X1, 15PB9K1,
23PB9K1, 24PB9K1, 25PB9K1,
32PB9K1, 33PB9K1, 34PB9K1,
35PB9K1, 42PB9K1, 43PB9K1,
44PB9K1, 45PB9K1, 52PB9K1,
53PB9K1, 54PB9K1, 62PB9K1,
63PB9K1, 64PB9K1, 72PB9K1,
73PB9K1, 74PB9K1, 82PB9K1,
83PB9K1, 84PB9K1, 92PB9K1,
93PB9K1, 94PB9K1, B2PB9K1,
B3PB9K1, B4PB9K1, C2PB9K1,
C3PB9K1, C4PB9K1,D2PB9K1,
D3PB9K1, D4PB9K1,F2PB9K1,
F3PB9K1, F4PB9K1, G2PB9K1,
G3PB9K1, G4PB9K1,H2PB9K1,
H3PB9K1, H4PB9K1,J2PB9K1,
J3PB9K1, J4PB9K1.

Witnesses:

Name:
CPF:

Name:
CPF:

BB Leasing S.A Arrendamento Mercantil
CNPJ:

Signature:	Initials:
Name: HENRIQUE ALBERTO ALMIRATES JUNIOR
CPF:

Lessee: CIMCORP COMERCIO INTERNACIONAL E INFORMATICA SA
CNPJ: 59.773.416/0001 -95

Signature:	Initials:
Name: JURI SAUKAS
CPF:

Signature:	Initials:
Name: TADEU VANI FUCCI
CPF:

Guarantors

Signature:	Initials:
Name: IOCO SATO SAUKAS
CPF:

Signature:	Initials:
Name: JURI SAUKAS
CPF:

Signature:	Initials:
Name: TADEU VANI FUCCI
CPF:

Signature:	Initials:
Name: MARILENA SENNE SOARES FUCCI
CPF:

Witnesses

Name:	Name:
CPF:	CPF: